                                                                    EXHIBIT 99.1

                            UNITED STATES BANKRUPTCY COURT
                             FOR THE DISTRICT OF DELAWARE

                      IN RE FLEMING COMPANIES, INC. ET AL.
            CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
                       REPORTING PERIOD: 2/01/04 - 2/29/04

                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 45 days after end of the period

Submit copy of report to any official committee appointed in the case.

                                                                                       DOCUMENT   EXPLANATION
REQUIRED DOCUMENTS                                                          FORM NO.   ATTACHED    ATTACHED
-------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                 MOR - 1
-------------------------------------------------------------------------------------------------------------
  Weekly Receipts & Disbursements                                              A           X
-------------------------------------------------------------------------------------------------------------
  Cash Disbursements by Petitioning Entity                                     B           X
-------------------------------------------------------------------------------------------------------------
  Bank Account Information                                                     C           X
-------------------------------------------------------------------------------------------------------------
Statement of Operations                                                     MOR - 2        X
-------------------------------------------------------------------------------------------------------------
Balance Sheet                                                               MOR - 3        X
-------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                MOR - 4        X
-------------------------------------------------------------------------------------------------------------
  Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                       X
-------------------------------------------------------------------------------------------------------------
  Copies of tax returns filed during reporting period (See Tax Affidavit)                              X
-------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                        MOR - 4        X
-------------------------------------------------------------------------------------------------------------
Summary Accounts Receivable Aging                                           MOR - 5        X
-------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                        MOR - 5        X
-------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:

/s/ Rebecca A. Roof                              Interim Chief Financial Officer
---------------------------------                -------------------------------
Signature of Responsible Party                   Title

Rebecca A. Roof                                  4/14/2004
---------------------------------                -------------------------------
Printed Name of Responsible Party                Date: April 14, 2004

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 02/01/04 - 2/29/04

NOTES TO THE MONTHLY OPERATING REPORT

GENERAL

The report includes activity from the following Debtors and related Case Numbers [1] [2] [3] [4]

DEBTOR                                                       CASE NUMBER
------                                                       -----------
INCLUDED IN FLEMING SECTION OF THE MOR AS APPLICABLE:
Fleming Companies, Inc.                                        03-10945
ABCO Food Group, Inc.                                          03-10946
ABCO Markets, Inc.                                             03-10947
ABCO Realty Corp.                                              03-10948
Favar Concepts, Ltd.                                           03-10953
Fleming Foods Management Co., L.L.C.                           03-10954
Fleming Foods of Texas, L.P.                                   03-10955
Fleming International, Ltd.                                    03-10956
Fleming Transportation Service, Inc.                           03-10957
Fleming Supermarkets of Florida, Inc.                          03-10958
Food 4 Less Beverage Company, Inc.                             03-10959
FuelServ, Inc.                                                 03-10960
Piggly Wiggly Company                                          03-10965
Progressive Realty, Inc.                                       03-10966
Rainbow Food Group, Inc.                                       03-10967
Retail Investments, Inc.                                       03-10968
Retail Supermarkets, Inc.                                      03-10970
RFS Marketing Services, Inc.                                   03-10971
Richmar Foods, Inc.                                            03-10972
Dunigan Fuels, Inc.                                            03-10973

INCLUDED IN CORE-MARK SECTION OF THE MOR AS APPLICABLE:
Core-Mark International, Inc.                                  03-10944
ASI Office Automation, Inc.                                    03-10949
Core-Mark Mid-Continent, Inc.                                  03-10950
Core-Mark Interrelated Companies, Inc.                         03-10951
C/M Products, Inc.                                             03-10952
General Acceptance Corporation                                 03-10961
Marquise Ventures Company, Inc.                                03-10962
Head Distributing Company                                      03-10963
Minter Weisman Co.                                             03-10964

NOTES:

[1] All information contained within this Monthly Operating Report is subject to change upon further reconciliation.

[2] "the Company" refers to Fleming Companies, Inc. and its related subsidiaries.

[3] Within this Monthly Operating Report Core-Mark's Eastern Divisions or "Fleming 7" refers to Head Distributing Company, Minter-Weisman, and the Marshfield, Chicago, Altoona and Leitchfield divisions included within Fleming Companies, Inc. Of the "Fleming 7", one division (Marshfield) was closed during 2003 and three divisions (one of the two divisions in Head and Chicago and Altoona) were closed at the end of 2003.

[4] The Monthly Operating Report excludes financial activity related to non-Debtor entities (i.e., Cerespan.com and Choteau Development Company, LLC, etc.).

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:02/01/04 - 02/29/04
WEEKLY RECEIPTS AND DISBURSEMENTS [1]
(DOLLARS IN 000'S)

                                                                                                          CURRENT       CUMULATIVE
                                                                                                           PERIOD       FILING TO
                                                   WEEK 1        WEEK 2        WEEK 3        WEEK 4        TOTAL           DATE
                                                -----------------------------------------------------------------------------------
CASH RECEIPTS:
   Fleming Receipts                             $    11,119         1,828         1,954         3,018   $    17,920    $ 2,457,245
   Core-Mark Receipts[3]                             62,199        60,845        57,047        59,822       239,913      3,544,891
   Asset / Excess Inventory Sales & Other                 -         8,098         1,917             -        10,016        329,824
                                                ----------------------------------------------------------------------------------
ACTUAL RECEIPTS                                 $    73,318   $    70,772   $    60,919   $    62,840   $   267,849    $ 6,331,960
                                                ----------------------------------------------------------------------------------

CASH DISBURSEMENTS FROM OPERATIONS:
   Material Purchases - Fleming                 $      (148)          (72)          (45)          (42)  $      (307)   $(1,620,034)
   Material Purchases - Core-Mark[3]                (42,631)      (47,378)      (34,633)      (44,581)     (169,223)    (2,604,230)
   Tax Disbursements - Cigarettes                   (12,025)       (9,042)      (10,030)      (10,647)      (41,744)      (530,480)
   Tax Disbursements - Other                         (1,190)          (41)         (519)          (36)       (1,785)       (12,712)
   Employee & Payroll                                  (672)       (4,867)         (760)       (4,089)      (10,388)      (356,215)
   Lease & Recurring Costs                             (571)         (205)         (177)         (912)       (1,866)       (97,035)
   Other Operating Costs                            (11,758)       (3,381)       (1,394)         (319)      (16,852)      (274,825)
                                                ----------------------------------------------------------------------------------
ACTUAL CASH DISBURSEMENTS FROM OPERATIONS       $   (68,995)  $   (64,985)  $   (47,559)  $   (60,627)  $  (242,165)   $(5,495,531)
                                                ----------------------------------------------------------------------------------

CASH DISBURSEMENTS FROM NON-OPERATIONS:
   DSD/Critical Vendor/PACA Payments [2]        $         -          (552)         (225)            -   $      (777)   $  (100,994)
   Capital Expenditures                                   -             -             -             -             -         (2,216)
   Restructuring & Professional Fees                   (845)         (332)       (3,667)       (3,732)       (8,576)       (73,595)
   Interest & Financing                                (411)         (380)            -          (351)       (1,143)       (84,249)
   Other Non-Operating Costs                              -             -             -             -             -              -
   Debt Repayment                                                                                       $         -    $  (364,283)
                                                ----------------------------------------------------------------------------------
ACTUAL CASH DISBURSEMENTS FROM NON-OPERATIONS   $    (1,256)  $    (1,265)  $    (3,892)  $    (4,083)  $   (10,496)   $  (625,337)
                                                ----------------------------------------------------------------------------------
TOTAL ACTUAL DISBURSEMENTS                      $   (70,251)  $   (66,249)  $   (51,451)  $   (64,710)  $  (252,661)   $(6,120,868)
                                                ----------------------------------------------------------------------------------

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT PERIOD COLUMN)

TOTAL DISBURSEMENTS                                                                                        (252,661)
   LESS: Transfers to Debtor in Possession Accounts                                                               -
   PLUS: Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)                                 -
                                                                                                        -----------

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                            (252,661)
                                                                                                        -----------

Notes

[1] Weekly Receipts and Disbursements include Core-Mark's and Fleming's February 1 through February 29 receipts and disbursements.

[2] The February Monthly Operating report (including the periods covering April 1, 2003 through January 31, 2004 reports previously filed) includes within the DSD/Critical Vendor/PACA Payments, among others, DSD and PACA disbursements made to segregated escrow accounts for future disbursement. The DSD and PACA escrow disbursements do not represent actual DSD and PACA settlement disbursements made during the period, only those funds set aside in escrow.

[3] All seven of the Core-Mark eastern divisions are included in the Core-Mark amounts, although only three currently remain open.

                                                                   FORM MOR - 1A

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 02/01/04 - 02/29/04
CASH DISBURSEMENTS BY PETITIONING ENTITY [1]
(DOLLARS IN 000'S)

                                                                              CUMULATIVE FILING TO
PETITIONING ENTITIES                     CASE NUMBER   CURRENT PERIOD TOTAL            DATE
--------------------------------------------------------------------------------------------------
Core-Mark International, Inc.              03-10944        $  (164,829)          $  (2,303,627)
Fleming Companies, Inc.                    03-10945            (18,806)             (2,520,259)
ABCO Food Group, Inc.                      03-10946                                          -
ABCO Markets, Inc.                         03-10947                                          -
ABCO Realty Corp.                          03-10948                                          -
ASI Office Automation, Inc.                03-10949                                          -
Core-Mark Mid-Continent, Inc.              03-10950            (38,099)               (505,541)
Core-Mark Interrelated Companies, Inc.     03-10951             (5,795)                (84,708)
C/M Products, Inc.                         03-10952                                          -
Favar Concepts, Ltd.                       03-10953                                       (667)
Fleming Foods Management Co., L.L.C.       03-10954                                          -
Fleming Foods of Texas, L.P.               03-10955                                   (113,199)
Fleming International, Ltd.                03-10956                                     (1,399)
Fleming Transportation Service, Inc.       03-10957                                        124
Fleming Supermarkets of Florida, Inc.      03-10958                                          -
Food 4 Less Beverage Company, Inc.         03-10959                                          -
Fuelserv, Inc.                             03-10960                                          -
General Acceptance Corporation             03-10961                                          -
Marquise Ventures Company, Inc.            03-10962                                          -
Head Distributing Company                  03-10963             (6,343)                (79,319)
Minter Weisman Co.                         03-10964            (18,788)               (242,897)
Piggly Wiggly Company                      03-10965                                       (891)
Progressive Realty, Inc.                   03-10966                                         (4)
Rainbow Food Group, Inc.                   03-10967                                    (31,595)
Retail Investments, Inc.                   03-10968                                   (165,252)
Retail Supermarkets, Inc.                  03-10970                                          -
RFS Marketing Services, Inc.               03-10971                                          -
Richmar Foods, Inc.                        03-10972                                    (71,566)
Dunigan Fuels, Inc.                        03-10973                                        (67)
----------------------------------------------------------------------------------------------
TOTAL ACTUAL DISBURSEMENTS [2] [3]                         $  (252,661)          $  (6,120,868)
----------------------------------------------------------------------------------------------

NOTES

[1] Employee and Payroll disbursements, per the Weekly Receipts and Disbursements schedule, were paid $1.4 million for Fleming Companies, Inc. and $8.9 million for Core-Mark International, Inc.

[2] Total cash disbursements provided by both Core-Mark and Fleming during the period did not agree to Total Actual Disbursements on the Weekly Receipts and Disbursement schedule. Therefore, the difference was allocated between the Core-Mark and Fleming entities based on each entities % of total cash disbursements prior to allocation.

[3] Total Actual Disbursements contain Core-Mark's and Fleming's disbursements for 02/01/04 - 02/29/04 for the Current Period and for 04/01/03 - 02/29/04
     for the Cumulative Filing to Date.

                                                                   FORM MOR - 1B

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 02/01/04 - 02/29/04
BANK ACCOUNT INFORMATION

                                                              ACCOUNT
PETITIONING ENTITIES                       BANK               NUMBER                 TYPE
--------------------------------------------------------------------------------------------------
Core-Mark International, Inc    Bank Of Montreal              5691032070   Disbursement
Core-Mark International, Inc    Bank Of Montreal            127881013601   Disbursement
Core-Mark International, Inc    Bank Of Montreal             07600000313   Depository/Disbursement
Core-Mark International, Inc    Bank Of Montreal             07601154963   Disbursement
Core-Mark International, Inc    Bank Of Montreal             07601102397   Disbursement
Core-Mark International, Inc    Bank Of Montreal           0004-1664-436   Disbursement
Core-Mark International, Inc    Bank Of Montreal             07604601086   FX Swap Funding Acct
Core-Mark International, Inc    JP Morgan                      323252028   Depository
Core-Mark International, Inc    JP Morgan Chase               9102775419   Disbursement
Core-Mark International, Inc    JP Morgan Chase               9102775435   Disbursement
Core-Mark International, Inc    JP Morgan Chase               9102775443   Disbursement
Core-Mark International, Inc    JP Morgan Chase               9102775427   Disbursement
Core-Mark International, Inc    JP Morgan Chase                601809668   Disbursement
Core-Mark International, Inc    Leitchfield Deposit Bank       083903056   Depository
Core-Mark International, Inc    Scotia Bank                 112390010715   Depository
Core-Mark International, Inc    Scotia Bank                  71480000914   Depository
Core-Mark International, Inc    Scotia Bank                4052700104313   Depository
Core-Mark International, Inc    Scotia Bank                 714800001414   Depository
Core-Mark International, Inc    Scotia Bank                 714800011312   Depository
Core-Mark International, Inc    Washington Trust Bank         1001823194   Depository
Core-Mark International, Inc    Wells Fargo                   4159287788   Depository
Core-Mark International, Inc    Wells Fargo                   4518099999   Depository
Core-Mark International, Inc    Wells Fargo                   4311848436   Depository
Core-Mark International, Inc    Wells Fargo                   4159555366   Depository
Core-Mark International, Inc    Wells Fargo                   4518100110   Depository
Core-Mark International, Inc    Wells Fargo                   4128523081   Depository
Core-Mark International, Inc    Wells Fargo                   4518100235   Depository
Core-Mark International, Inc    Wells Fargo                   4518100177   Depository
Core-Mark International, Inc    Wells Fargo                   4758355309   Depository
Core-Mark International, Inc    Wells Fargo                   4159688902   Depository
Core-Mark International, Inc    Wells Fargo                   4091220731   Depository
Core-Mark International, Inc    Wells Fargo                   4801900069   Depository
Core-Mark International, Inc    Wells Fargo                   4801908815   Depository
Core-Mark International, Inc    Wells Fargo                   4496851460   Depository
Core-Mark International, Inc    Wells Fargo                   4311848584   Disbursement
Core-Mark International, Inc    Wells Fargo                   4759613938   Disbursement
Core-Mark International, Inc    Wells Fargo                   4518110564   Disbursement
Core-Mark International, Inc    Wells Fargo / Wachovia         540459849   Disbursement
Core-Mark International, Inc    Wilson & Muir                    7516436   Depository
Fleming Companies, Inc.         Bank of America               3751525666   Depository
Fleming Companies, Inc.         Bank of America               3751508777   Depository
Fleming Companies, Inc.         Bank of America               3751022745   Depository
Fleming Companies, Inc.         Bank One                        10148350   Disbursement
Fleming Companies, Inc.         Fleet Non Union Health           1713312   Disbursement
Fleming Companies, Inc.         JP Morgan                       22426761   Disbursement
Fleming Companies, Inc.         JP Morgan                    88063623919   Depository
Fleming Companies, Inc.         JP Morgan                     8806363428   Depository
Fleming Companies, Inc.         JP Morgan                      323252842   Depository
Fleming Companies, Inc.         JP Morgan                     8806258339   Depository
Fleming Companies, Inc.         JP Morgan                     8806247712   Depository
Fleming Companies, Inc.         JP Morgan                     8806232185   Depository
Fleming Companies, Inc.         JP Morgan                     8806232227   Depository
Fleming Companies, Inc.         JP Morgan                     8806258271   Depository/Disbursement
Fleming Companies, Inc.         JP Morgan                     8806362958   Depository/Disbursement
Fleming Companies, Inc.         JP Morgan                     8806170047   Disbursement
Fleming Companies, Inc.         JP Morgan                     8805174594   Disbursement
Fleming Companies, Inc.         JP Morgan                     6300030353   Disbursement
Fleming Companies, Inc.         JP Morgan                     8805223029   Disbursement
Fleming Companies, Inc.         JP Morgan                     6300062117   Disbursement
Fleming Companies, Inc.         JP Morgan                     6300064998   Disbursement
Fleming Companies, Inc.         Washington Mutual Bank        0673106722   Escrow
Fleming Companies, Inc.         Washington Mutual Bank         374854494   Escrow
Head Distributing Co.           Bank Of America               3752010688   Depository
Head Distributing Co.           Suntrust                      8801337430   Depository
Head Distributing Co.           Union Planters Bank           3500594164   Depository
Minter Weisman                  Bank of America               3299781296   Disbursement
Plymouth (minter weisman)       US Bank                     160234449926   Depository
Retail Investment, Inc.         JP Morgan                      860900985   Depository/Disbursement

                                                                   FORM MOR - 1C

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 2/01/04 - 2/29/04
STATEMENT OF OPERATIONS (UNAUDITED)
(DOLLARS IN 000'S)

                                                                      FEBRUARY 1, 2004 -
FLEMING COMPANIES, INC. & SUBSIDIARIES [1] [2] [3]                    FEBRUARY 29, 2004
-----------------------------------------------------------------------------------------
NET SALES                                                                 $  297,521
COSTS AND EXPENSES:
  Cost of sales                                                             (289,857)
  Selling and administrative                                                  (7,922)
  Reorganization items, net                                                     (143)
  Interest expense                                                              (121)
  Interest income and other                                                      218
  Impairment/restructuring charges                                              (214)
------------------------------------------------------------------------------------
      TOTAL COSTS AND EXPENSES                                              (298,038)
------------------------------------------------------------------------------------

  Income/(Loss) before income taxes                                             (517)
  Taxes on income/(loss)                                                           -
------------------------------------------------------------------------------------
  INCOME/(LOSS) FROM CONTINUING OPERATIONS                                      (517)
------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
  Income/(Loss) before income taxes                                          (20,189)
  Taxes on income/(loss)                                                           -
------------------------------------------------------------------------------------
  INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                 (20,189)
------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                         $  (20,706)
------------------------------------------------------------------------------------

NOTES

[1] Excludes ABCO Markets, Inc., ABCO Realty Corp., ASI Office Automation, Inc., C/M Products, Inc., Fleming Foods Management Co., L.L.C., Fleming Supermarkets of Florida, Inc., Food 4 Less Beverage Company, Inc., FuelServ, Inc., General Acceptance Corporation, Marquise Ventures Company, Inc. and Retail Supermarkets, Inc. as these entities had no activity during the period. In addition, no individual Statement of Operations have been provided for these legal entities in the Monthly Operating Report.

[2] Certain expenses are recorded each period using estimates, then reviewed and adjusted at the end of a quarter (i.e., self-insurance reserves, allowance for bad debts, etc.).

[3] Continuing Operations as of February 2004 includes only the convenience business (or Core-Mark, including the Fleming 7). All other businesses have been reclassified as Discontinued Operations as required by SFAS 146.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 2/01/04 - 2/29/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                   FEBRUARY 1, 2004 -
ABCO FOOD GROUP, INC.                              FEBRUARY 29, 2004
---------------------------------------------------------------------
NET SALES                                          $                -
COSTS AND EXPENSES:
      Cost of sales                                                 -
      Selling and administrative                                    -
      Reorganization items, net                                     -
      Interest expense                                              -
      Interest income and other                                     -
      Impairment/restructuring charges                              -
---------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                   -
---------------------------------------------------------------------

      Income/(Loss) before income taxes                             -
      Taxes on income/(loss)                                        -
---------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                      -
---------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                             -
      Taxes on income/(loss)                                        -
---------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                    -
---------------------------------------------------------------------
NET INCOME/(LOSS)                                  $                -
---------------------------------------------------------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 2/01/04 - 2/29/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                   FEBRUARY 1, 2004 -
CORE-MARK INTERNATIONAL, INC.                      FEBRUARY 29, 2004
---------------------------------------------------------------------
NET SALES                                          $         212,984
COSTS AND EXPENSES:
      Cost of sales                                         (207,305)
      Selling and administrative                              (5,899)
      Reorganization items, net                                 (144)
      Interest expense                                          (121)
      Interest income and other                                  218
      Impairment/restructuring charges                             -
--------------------------------------------------------------------
        TOTAL COSTS AND EXPENSES                            (213,251)
--------------------------------------------------------------------

      Income/(Loss) before income taxes                         (268)
      Taxes on income/(loss)                                       -
--------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                  (268)
--------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                            -
      Taxes on income/(loss)                                       -
--------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                   -
--------------------------------------------------------------------
NET INCOME/(LOSS)                                               (268)
--------------------------------------------------------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 2/01/04 - 2/29/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                   FEBRUARY 1, 2004 -
CORE-MARK INTERRELATED COMPANIES, INC.             FEBRUARY 29, 2004
---------------------------------------------------------------------
NET SALES                                          $           7,315
COSTS AND EXPENSES:
      Cost of sales                                           (6,948)
      Selling and administrative                                 (67)
      Reorganization items, net                                    -
      Interest expense                                             -
      Interest income and other                                   (0)
      Impairment/restructuring charges                             -
--------------------------------------------------------------------
        TOTAL COSTS AND EXPENSES                              (7,015)
--------------------------------------------------------------------

      Income/(Loss) before income taxes                          300
      Taxes on income/(loss)                                       -
--------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                   300
--------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                            -
      Taxes on income/(loss)                                       -
--------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                   -
--------------------------------------------------------------------
NET INCOME/(LOSS)                                  $             300
--------------------------------------------------------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 2/01/04 - 2/29/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                   FEBRUARY 1, 2004 -
CORE-MARK MID-CONTINENT, INC.                      FEBRUARY 29, 2004
---------------------------------------------------------------------
NET SALES                                          $          37,369
COSTS AND EXPENSES:
      Cost of sales                                          (36,325)
      Selling and administrative                                (874)
      Reorganization items, net                                    -
      Interest expense                                             -
      Interest income and other                                    0
      Impairment/restructuring charges                             -
--------------------------------------------------------------------
        TOTAL COSTS AND EXPENSES                             (37,198)
--------------------------------------------------------------------

      Income/(Loss) before income taxes                          171
      Taxes on income/(loss)                                       -
--------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                   171
--------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                            -
      Taxes on income/(loss)                                       -
--------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                   -
--------------------------------------------------------------------
NET INCOME/(LOSS)                                  $             171
--------------------------------------------------------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 2/01/04 - 2/29/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                   FEBRUARY 1, 2004 -
DUNIGAN FUELS, INC.                                FEBRUARY 29, 2004
---------------------------------------------------------------------
NET SALES                                          $                -
COSTS AND EXPENSES:
      Cost of sales                                                 -
      Selling and administrative                                    -
      Reorganization items, net                                     -
      Interest expense                                              -
      Interest income and other                                     -
      Impairment/restructuring charges                              -
---------------------------------------------------------------------
        TOTAL COSTS AND EXPENSES                                    -
---------------------------------------------------------------------

      Income/(Loss) before income taxes                             -
      Taxes on income/(loss)                                        -
---------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                      -
---------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                           870
      Taxes on income/(loss)                                        -
---------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                  870
---------------------------------------------------------------------
NET INCOME/(LOSS)                                  $              870
---------------------------------------------------------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 2/01/04 - 2/29/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                   FEBRUARY 1, 2004 -
FAVAR CONCEPTS, LTD                                FEBRUARY 29, 2004
---------------------------------------------------------------------
NET SALES                                          $               -
COSTS AND EXPENSES:
      Cost of sales                                                -
      Selling and administrative                                   -
      Reorganization items, net                                    -
      Interest expense                                             -
      Interest income and other                                    -
      Impairment/restructuring charges                             -
--------------------------------------------------------------------
        TOTAL COSTS AND EXPENSES                                   -
--------------------------------------------------------------------

      Income/(Loss) before income taxes                            -
      Taxes on income/(loss)                                       -
--------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                     -
--------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                         (810)
      Taxes on income/(loss)                                       -
--------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                (810)
--------------------------------------------------------------------
NET INCOME/(LOSS)                                  $            (810)
--------------------------------------------------------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 2/01/04 - 2/29/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                   FEBRUARY 1, 2004 -
FLEMING COMPANIES, INC.                            FEBRUARY 29, 2004
---------------------------------------------------------------------
Net sales                                          $          12,244
Costs and expenses:
     Cost of sales                                           (12,583)
     Selling and administrative                                 (205)
     Reorganization items, net                                     1
     Interest expense                                              -
     Interest income and other                                     0
     Impairment/restructuring charges                            (34)
---------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                            (12,822)
---------------------------------------------------------------------

     Income/(Loss) before income taxes                          (578)
     Taxes on income/(loss)                                        -
---------------------------------------------------------------------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                   (578)
---------------------------------------------------------------------
Discontinued operations:
     Income/(Loss) before income taxes                       (19,190)
     Taxes on income/(loss)                                        -
---------------------------------------------------------------------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS              (19,190)
---------------------------------------------------------------------
NET INCOME/(LOSS)                                  $         (19,768)
---------------------------------------------------------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 2/01/04 - 2/29/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                   FEBRUARY 1, 2004 -
FLEMING FOODS OF TEXAS, L.P.                       FEBRUARY 29, 2004
---------------------------------------------------------------------
NET SALES                                          $               -
COSTS AND EXPENSES:
      Cost of sales                                                -
      Selling and administrative                                   -
      Reorganization items, net                                    -
      Interest expense                                             -
      Interest income and other                                    -
      Impairment/restructuring charges                             -
--------------------------------------------------------------------
         TOTAL COSTS AND EXPENSES                                  -
--------------------------------------------------------------------

      Income/(Loss) before income taxes                            -
      Taxes on income/(loss)                                       -
--------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                     -
--------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                         (521)
      Taxes on income/(loss)                                       -
--------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                (521)
--------------------------------------------------------------------
NET INCOME/(LOSS)                                  $            (521)
--------------------------------------------------------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 2/01/04 - 2/29/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                   FEBRUARY 1, 2004 -
FLEMING INTERNATIONAL, LTD                         FEBRUARY 29, 2004
---------------------------------------------------------------------
NET SALES                                          $                -
COSTS AND EXPENSES:
      Cost of sales                                                 -
      Selling and administrative                                    -
      Reorganization items, net                                     -
      Interest expense                                              -
      Interest income and other                                     -
      Impairment/restructuring charges                              -
---------------------------------------------------------------------
        TOTAL COSTS AND EXPENSES                                    -
---------------------------------------------------------------------

      Income/(Loss) before income taxes                             -
      Taxes on income/(loss)                                        -
---------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                      -
---------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                             -
      Taxes on income/(loss)                                        -
---------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                    -
---------------------------------------------------------------------
NET INCOME/(LOSS)                                  $                -
---------------------------------------------------------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 2/01/04 - 2/29/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                   FEBRUARY 1, 2004 -
FLEMING TRANSPORTATION SERVICES, INC.              FEBRUARY 29, 2004
---------------------------------------------------------------------
NET SALES                                          $                -
COSTS AND EXPENSES:
      Cost of sales                                                 -
      Selling and administrative                                    -
      Reorganization items, net                                     -
      Interest expense                                              -
      Interest income and other                                     -
      Impairment/restructuring charges                              -
---------------------------------------------------------------------
        TOTAL COSTS AND EXPENSES                                    -
---------------------------------------------------------------------

      Income/(Loss) before income taxes                             -
      Taxes on income/(loss)                                        -
---------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                      -
---------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                             -
      Taxes on income/(loss)                                        -
---------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                    -
---------------------------------------------------------------------
NET INCOME/(LOSS)                                  $                -
---------------------------------------------------------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 2/01/04 - 2/29/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                   FEBRUARY 1, 2004 -
HEAD DISTRIBUTING COMPANY                          FEBRUARY 29, 2004
---------------------------------------------------------------------
NET SALES                                          $           6,460
COSTS AND EXPENSES:
      Cost of sales                                           (6,322)
      Selling and administrative                                (309)
      Reorganization items, net                                    1
      Interest expense                                             -
      Interest income and other                                    0
      Impairment/restructuring charges                          (180)
--------------------------------------------------------------------
        TOTAL COSTS AND EXPENSES                              (6,810)
--------------------------------------------------------------------

      Income/(Loss) before income taxes                         (349)
      Taxes on income/(loss)                                       -
--------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                  (349)
--------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                            -
      Taxes on income/(loss)                                       -
--------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                   -
--------------------------------------------------------------------
NET INCOME/(LOSS)                                  $            (349)
--------------------------------------------------------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 2/01/04 - 2/29/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                   FEBRUARY 1, 2004 -
MINTER-WEISMAN CO.                                 FEBRUARY 29, 2004
---------------------------------------------------------------------
NET SALES                                          $          21,150
COSTS AND EXPENSES:
      Cost of sales                                          (20,374)
      Selling and administrative                                (569)
      Reorganization items, net                                    -
      Interest expense                                             -
      Interest income and other                                   (0)
      Impairment/restructuring charges                             -
--------------------------------------------------------------------
        TOTAL COSTS AND EXPENSES                             (20,943)
---------------------------------------------------------------------

      Income/(Loss) before income taxes                          207
      Taxes on income/(loss)                                       -
---------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                   207
---------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                            -
      Taxes on income/(loss)                                       -
---------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                   -
---------------------------------------------------------------------
NET INCOME/(LOSS)                                  $             207
---------------------------------------------------------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 2/01/04 - 2/29/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                   FEBRUARY 1, 2004 -
PIGGLY WIGGLY COMPANY                              FEBRUARY 29, 2004
---------------------------------------------------------------------
NET SALES                                          $               -
COSTS AND EXPENSES:
      Cost of sales                                                -
      Selling and administrative                                   -
      Reorganization items, net                                    -
      Interest expense                                             -
      Interest income and other                                    -
      Impairment/restructuring charges                             -
--------------------------------------------------------------------
        TOTAL COSTS AND EXPENSES                                   -
--------------------------------------------------------------------

      Income/(Loss) before income taxes                            -
      Taxes on income/(loss)                                       -
--------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                     -
--------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                           (2)
      Taxes on income/(loss)                                       -
--------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                  (2)
--------------------------------------------------------------------
NET INCOME/(LOSS)                                  $              (2)
--------------------------------------------------------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 2/01/04 - 2/29/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                   FEBRUARY 1, 2004 -
PROGRESSIVE REALTY, INC.                           FEBRUARY 29, 2004
---------------------------------------------------------------------
NET SALES                                          $                -
COSTS AND EXPENSES:
      Cost of sales                                                 -
      Selling and administrative                                    -
      Reorganization items, net                                     -
      Interest expense                                              -
      Interest income and other                                     -
      Impairment/restructuring charges                              -
---------------------------------------------------------------------
        TOTAL COSTS AND EXPENSES                                    -
---------------------------------------------------------------------

      Income/(Loss) before income taxes                             -
      Taxes on income/(loss)                                        -
---------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                      -
---------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                             -
      Taxes on income/(loss)                                        -
---------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                    -
---------------------------------------------------------------------
NET INCOME/(LOSS)                                  $                -
---------------------------------------------------------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 2/01/04 - 2/29/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                   FEBRUARY 1, 2004 -
RAINBOW FOOD GROUP, INC.                           FEBRUARY 29, 2004
---------------------------------------------------------------------
NET SALES                                          $                -
COSTS AND EXPENSES:
      Cost of sales                                                 -
      Selling and administrative                                    -
      Reorganization items, net                                     -
      Interest expense                                              -
      Interest income and other                                     -
      Impairment/restructuring charges                              -
---------------------------------------------------------------------
        TOTAL COSTS AND EXPENSES                                    -
---------------------------------------------------------------------

      Income/(Loss) before income taxes                             -
      Taxes on income/(loss)                                        -
---------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                      -
---------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                            20
      Taxes on income/(loss)                                        -
---------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                   20
---------------------------------------------------------------------
NET INCOME/(LOSS)                                  $               20
---------------------------------------------------------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  2/01/04 - 2/29/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                      FEBRUARY 1, 2004 -
             RETAIL INVESTMENTS, INC.                                 FEBRUARY 29, 2004
----------------------------------------------------------------------------------------
NET SALES                                                                 $        -
COSTS AND EXPENSES:
      Cost of sales                                                                -
      Selling and administrative                                                   -
      Reorganization items, net                                                    -
      Interest expense                                                             -
      Interest income and other                                                    -
      Impairment/restructuring charges                                             -
----------------------------------------------------------------------------------------
           TOTAL COSTS AND EXPENSES                                                -
----------------------------------------------------------------------------------------

      Income/(Loss) before income taxes                                            -
      Taxes on income/(loss)                                                       -
----------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                     -
----------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                           (0)
      Taxes on income/(loss)                                                       -
----------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                  (0)
----------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                         $       (0)
----------------------------------------------------------------------------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  2/01/04 - 2/29/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                      FEBRUARY 1, 2004 -
          RFS MARKETING SERVICES, INC.                                FEBRUARY 29, 2004
----------------------------------------------------------------------------------------
NET SALES                                                                 $       -
COSTS AND EXPENSES:
      Cost of sales                                                               -
      Selling and administrative                                                  -
      Reorganization items, net                                                   -
      Interest expense                                                            -
      Interest income and other                                                   -
      Impairment/restructuring charges                                            -

----------------------------------------------------------------------------------------
           TOTAL COSTS AND EXPENSES                                               -
----------------------------------------------------------------------------------------

      Income/(Loss) before income taxes                                           -
      Taxes on income/(loss)                                                      -
----------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                    -
----------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                          (2)
      Taxes on income/(loss)                                                      -
----------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                 (2)
----------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                         $      (2)
----------------------------------------------------------------------------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  2/01/04 - 2/29/04
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                      FEBRUARY 1, 2004 -
              RICHMAR FOODS, INC.                                     FEBRUARY 29, 2004
----------------------------------------------------------------------------------------
NET SALES                                                                 $       -
COSTS AND EXPENSES:
      Cost of sales                                                               -
      Selling and administrative                                                  -
      Reorganization items, net                                                   -
      Interest expense                                                            -
      Interest income and other                                                   -
      Impairment/restructuring charges                                            -

----------------------------------------------------------------------------------------
           TOTAL COSTS AND EXPENSES                                               -
----------------------------------------------------------------------------------------
      Income/(Loss) before income taxes                                           -
      Taxes on income/(loss)                                                      -
----------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM CONTINUING OPERATIONS                                    -

----------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
      Income/(Loss) before income taxes                                        (553)
      Taxes on income/(loss)                                                      -
----------------------------------------------------------------------------------------
      INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                               (553)

----------------------------------------------------------------------------------------
NET INCOME/(LOSS)                                                         $    (553)
----------------------------------------------------------------------------------------

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

                                                                    FORM MOR - 2

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  2/01/04 - 2/29/04
BALANCE SHEET (UNAUDITED)
(DOLLARS IN 000'S)

                                                                            AS OF
   FLEMING COMPANIES, INC. & SUBSIDIARIES [1]                         FEBRUARY 29, 2004
---------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
        Cash and cash equivalents [12]                                  $    392,473
        Receivables, net [2]                                                 429,246
        Inventories                                                          130,579
        Assets held for sale [3]                                               4,448
        Other current assets                                                  33,004
---------------------------------------------------------------------------------------
             TOTAL CURRENT ASSETS                                            989,750
---------------------------------------------------------------------------------------

Investments and notes receivable, net                                            523
Investment in direct financing leases                                              -

---------------------------------------------------------------------------------------
Net property and equipment                                                    37,000
---------------------------------------------------------------------------------------
Other assets                                                                  44,197
---------------------------------------------------------------------------------------

TOTAL ASSETS                                                            $  1,071,470
---------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
        Accounts payable [2]                                            $    212,164
        Liabilities held for sale [3]                                              -
        Other current liabilities                                             51,838
---------------------------------------------------------------------------------------
             TOTAL CURRENT LIABILITIES                                       264,001
---------------------------------------------------------------------------------------

Long-term debt                                                                     -
Long-term obligations under capital leases                                         -
Other liabilities                                                              6,625

Liabilities subject to compromise [4] [5]                                  2,352,470

Net intercompany due to (from) [6]                                               218

SHAREHOLDERS' EQUITY:
        Common stock, $2.50 par value per share                              136,221
        Capital in excess of par value                                       710,623
        Reinvested earnings (deficit)                                     (2,384,804)
        Accumulated other comprehensive income:
             Additional minimum pension liability [11]                       (15,663)
             Cumulative foreign currency translation adjustment                1,779
---------------------------------------------------------------------------------------
             TOTAL SHAREHOLDERS' EQUITY                                 $ (1,551,844)
---------------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $  1,071,470
---------------------------------------------------------------------------------------

                                                                    FORM MOR - 3

LIABILITIES SUBJECT TO COMPROMISE [4] [5]
Debt and notes payable [7] [8]                                          $  1,590,423
Accounts payable [9] [13]                                                    440,841
Damage estimates for closed and rejected leases [10]                         148,486
Other liabilities [9] [14]                                                    37,845
Pension obligation [11] [15]                                                 113,354
Taxes payable [9] [16]                                                        21,521
                                                                        ------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $  2,352,470

GENERAL

[1] Excludes ABCO Markets, Inc., ABCO Realty Corp., ASI Office Automation, Inc., C/M Products, Inc., Fleming Foods Management Co., L.L.C., Fleming Supermarkets of Florida, Inc., Food 4 Less Beverage Company, Inc., FuelServ, Inc., General Acceptance Corporation, Marquise Ventures Company, Inc. and Retail Supermarkets, Inc. as these entities had no ending balances as of period close. In addition, no individual Balance Sheets have been provided for these entities in the Monthly Operating Report.

[2] The accounts receivable balance as of February 29, 2004 includes accounts due from customers as well as vendor deductions for PRADS, military, advertising and other vendor related deductions. The Company continues to reconcile such information and additional adjustments are expected in future periods. No amount has currently been reserved for receivables from vendors. Fleming continues to evaluate the recoverability of its customer accounts receivable.

[3] Continuing Operations as of February 29, 2004 includes only the convenience business. Assets of all other businesses have been reclassified as Assets Held for Sale and liabilities as Liabilities Held for Sale as required by SFAS 146.

[4] Liabilities Subject to Compromise is comprised of prepetition long-term debt, accounts payable, closed store reserves, other liabilities, pension obligation and taxes payable. The Company continues to reconcile its liabilities subject to compromise and anticipates additional adjustments will be made in future periods..

[5] The Company has paid certain prepetition liabilities and continues to reconcile these payments against Liabilities Subject to Compromise.

[6] The Net Intercompany Due To (From) line on the entity level balance sheets (except for Fleming Companies, Inc.) will also include that entity's net equity.

[7] The senior notes, convertible notes, and senior subordinated notes are guaranteed by substantially all of Fleming's wholly-owned direct and indirect subsidiaries. The guarantees are joint and several, full, complete and unconditional. Within the Monthly Operating Report all related amounts are reflected on the Fleming Companies, Inc. balance sheet.

FLEMING ENTITIES

[8] Debt and notes payable includes bonds, revolver and term Loan and related accrued interest. The amounts are February balances.

[9] Accounts payable includes trade payables and accrued expenses. Retailer incentives (previously in accounts payable) have been reclassified to accounts receivable. Other liabilities includes accrued compensation, accrued severance, union pension withdrawal liabilities, other current liabilities, deferred income, and other long-term liabilities. Taxes payable includes income taxes and taxes other than income. Cigarette taxes payable is included in accounts payable. The balances for these accounts resulted from an ongoing review of these accounts. The Company continues to reconcile these accounts and additional adjustments are expected in future periods. See also footnote 2 above.

[10]     Damage estimates for closed and rejected leases are February balances.

[11] Pension obligation is a February balance. Effective January1, 2004, the Fleming Consolidated Pension Plan was transferred to the Pension Benefit Guarantee Corporation (PBGC). This resulted in a reversal of the related additional minimum pension liability adjustment, which reduced the pension accrual in Liabilities Subject to Compromise and reduced the Additional Minimum Pension Liability in Accumulated Other Comprehensive Income in the equity section. The liability subject to compromise relating to this plan on the balance sheet is approximately $55 million whereas the current claims by the PBGC total in excess of $300 million. The Company and its actuaries are currently in negotiations with the PBGC regarding the settlement of these claims.

[12] Cash and cash equivalents includes restricted cash related to the collateralization of prepetition letters of credit totaling approximately $60 million.

CORE-MARK ENTITIES

[13] Accounts payable includes trade payables and accrued expenses. Accounts payable represents a review of the accounts payable trial balance. See also footnote 2 above.

[14] Other liabilities, which include accrued compensation, other current liabilities and other long-term liabilities, represent a review of the applicable balance sheet account.

[15]     Pension obligation is a February balance.

[16] Taxes payable includes income taxes and taxes other than income. Income tax liability and taxes other than income represent a review of the applicable balance sheet accounts. Cigarette taxes payable is included in accounts payable.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  2/01/04 - 2/29/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                            AS OF
                  ABCO FOOD GROUP, INC.                               FEBRUARY 29, 2004
---------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                         $         -
      Receivables, net                                                            -
      Inventories                                                                 -
      Assets held for sale                                                        -
      Other current assets                                                        3
---------------------------------------------------------------------------------------
           TOTAL CURRENT ASSETS                                                   3
---------------------------------------------------------------------------------------

Investments and notes receivable, net                                             -
Investment in direct financing leases                                             -

---------------------------------------------------------------------------------------
Net property and equipment                                                        -
---------------------------------------------------------------------------------------
Other assets                                                                      -
---------------------------------------------------------------------------------------
TOTAL ASSETS                                                            $         3
---------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                  $         -
      Liabilities held for sale                                                   -
      Other current liabilities                                                   -
---------------------------------------------------------------------------------------
           TOTAL CURRENT LIABILITIES                                              -
---------------------------------------------------------------------------------------

Long-term debt                                                                    -
Long-term obligations under capital leases                                        -
Other liabilities                                                                 -

Liabilities subject to compromise                                             1,300

Net intercompany due to (from)                                               (1,297)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:
           Additional minimum pension liability
           Cumulative foreign currency translation adjustment
---------------------------------------------------------------------------------------
           TOTAL SHAREHOLDERS' EQUITY                                   $         -
---------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $         3
---------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                  $         -
Accounts payable                                                              1,300
Damage estimates for closed and rejected leases
Other liabilities                                                                 -
Pension obligation                                                                -
Taxes payable                                                                     -
                                                                        ------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $     1,300

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  2/01/04 - 2/29/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                            AS OF
              CORE-MARK INTERNATIONAL, INC.                           FEBRUARY 29, 2004
---------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
       Cash and cash equivalents                                        $     81,384
       Receivables, net                                                      140,536
       Inventories                                                            83,010
       Assets held for sale                                                        -
       Other current assets                                                   25,016
---------------------------------------------------------------------------------------
            TOTAL CURRENT ASSETS                                             329,946
---------------------------------------------------------------------------------------

Investments and notes receivable, net                                              -
Investment in direct financing leases                                              -

---------------------------------------------------------------------------------------
Net property and equipment                                                    18,725
---------------------------------------------------------------------------------------
Other assets                                                                  35,924
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
TOTAL ASSETS                                                            $    384,595
---------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
       Accounts payable                                                 $    107,104
       Liabilities held for sale                                                   -
       Other current liabilities                                              12,920
---------------------------------------------------------------------------------------
            TOTAL CURRENT LIABILITIES                                        120,025
---------------------------------------------------------------------------------------

Long-term debt                                                                     -
Long-term obligations under capital leases                                         -
Other liabilities                                                              5,678

Liabilities subject to compromise                                             80,514

Net intercompany due to (from)                                               178,378

SHAREHOLDERS' EQUITY:
       Common stock, $2.50 par value per share
       Capital in excess of par value
       Reinvested earnings (deficit)
       Accumulated other comprehensive income:
            Additional minimum pension liability
            Cumulative foreign currency translation adjustment
---------------------------------------------------------------------------------------
            TOTAL SHAREHOLDERS' EQUITY                                  $          -
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $    384,595
---------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                  $          -
Accounts payable                                                              74,116
Damage estimates for closed and rejected leases
Other liabilities                                                                  -
Pension obligation                                                             4,270
Taxes payable                                                                  2,128
                                                                        ------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $     80,514

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  2/01/04 - 2/29/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                            AS OF
           CORE-MARK INTERRELATED COMPANIES, INC.                     FEBRUARY 29, 2004
---------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                         $         -
      Receivables, net                                                        2,641
      Inventories                                                             7,720
      Assets held for sale                                                        -
      Other current assets                                                       60
---------------------------------------------------------------------------------------
           TOTAL CURRENT ASSETS                                              10,421
---------------------------------------------------------------------------------------

Investments and notes receivable, net                                             -
Investment in direct financing leases                                             -

---------------------------------------------------------------------------------------
Net property and equipment                                                      305
---------------------------------------------------------------------------------------
Other assets                                                                      -
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
TOTAL ASSETS                                                            $    10,726
---------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                  $       599
      Liabilities held for sale                                                   -
      Other current liabilities                                                   -
---------------------------------------------------------------------------------------
           TOTAL CURRENT LIABILITIES                                            599
---------------------------------------------------------------------------------------

Long-term debt                                                                    -
Long-term obligations under capital leases                                        -
Other liabilities                                                                 -

Liabilities subject to compromise                                             5,207

Net intercompany due to (from)                                                4,920

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:
           Additional minimum pension liability
           Cumulative foreign currency translation adjustment
---------------------------------------------------------------------------------------
           TOTAL SHAREHOLDERS' EQUITY                                   $         -
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $    10,726
---------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                  $         -
Accounts payable                                                              5,207
Damage estimates for closed and rejected leases
Other liabilities                                                                 -
Pension obligation                                                                -
Taxes payable                                                                     -
                                                                        -----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $     5,207

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.

CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  2/01/04 - 2/29/04

BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                            AS OF
               CORE-MARK MID-CONTINENT, INC.                          FEBRUARY 29, 2004
---------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                         $         -
      Receivables, net                                                       22,534
      Inventories                                                            18,008
      Assets held for sale                                                        -
      Other current assets                                                    3,090
---------------------------------------------------------------------------------------
           TOTAL CURRENT ASSETS                                              43,633
---------------------------------------------------------------------------------------

Investments and notes receivable, net                                             -
Investment in direct financing leases                                             -

---------------------------------------------------------------------------------------
Net property and equipment                                                   11,283
---------------------------------------------------------------------------------------
Other assets                                                                  1,325
---------------------------------------------------------------------------------------

TOTAL ASSETS                                                            $    56,240
---------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                  $     2,962
      Liabilities held for sale                                                   -
      Other current liabilities                                                   -
---------------------------------------------------------------------------------------
           TOTAL CURRENT LIABILITIES                                          2,962
---------------------------------------------------------------------------------------
Long-term debt                                                                    -
Long-term obligations under capital leases                                        -
Other liabilities                                                                 -

Liabilities subject to compromise                                             5,936

Net intercompany due to (from)                                               47,342

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:
           Additional minimum pension liability
           Cumulative foreign currency translation adjustment
---------------------------------------------------------------------------------------
           TOTAL SHAREHOLDERS' EQUITY                                   $         -
---------------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $    56,240
---------------------------------------------------------------------------------------


LIABILITIES SUBJECT TO COMPROMISE

Debt and notes payable                                                  $         -
Accounts payable                                                              5,936
Damage estimates for closed and rejected leases
Other liabilities                                                                 -
Pension obligation                                                                -
Taxes payable                                                                     -
                                                                        -----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $     5,936

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  2/01/04 - 2/29/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                            AS OF
                    DUNIGAN FUELS, INC.                               FEBRUARY 29, 2004
---------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                         $         -
      Receivables, net                                                        2,941
      Inventories                                                                 -
      Assets held for sale                                                        -
      Other current assets                                                        -
---------------------------------------------------------------------------------------
           TOTAL CURRENT ASSETS                                               2,941
---------------------------------------------------------------------------------------

Investments and notes receivable, net                                             -
Investment in direct financing leases                                             -

---------------------------------------------------------------------------------------
Net property and equipment                                                        -
---------------------------------------------------------------------------------------
Other assets                                                                      -
---------------------------------------------------------------------------------------

TOTAL ASSETS                                                            $     2,941
---------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                  $         0
      Liabilities held for sale                                                   -
      Other current liabilities                                                   -
---------------------------------------------------------------------------------------
           TOTAL CURRENT LIABILITIES                                              0
---------------------------------------------------------------------------------------

Long-term debt                                                                    -
Long-term obligations under capital leases                                        -
Other liabilities                                                                81

Liabilities subject to compromise                                             7,867

Net intercompany due to (from)                                               (5,006)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:
           Additional minimum pension liability
           Cumulative foreign currency translation adjustment
---------------------------------------------------------------------------------------
           TOTAL SHAREHOLDERS' EQUITY                                   $         -
---------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $     2,941
---------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                  $         -
Accounts payable                                                              7,267
Damage estimates for closed and rejected leases
Other liabilities                                                                 -
Pension obligation                                                                -
Taxes payable                                                                   600
                                                                        -----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $     7,867

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  2/01/04 - 2/29/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                           AS OF
                    FAVAR CONCEPTS, LTD                               FEBRUARY 29, 2004
---------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                         $         -
      Receivables, net                                                            -
      Inventories                                                                 -
      Assets held for sale                                                        -
      Other current assets                                                        -
---------------------------------------------------------------------------------------
           TOTAL CURRENT ASSETS                                                   -
---------------------------------------------------------------------------------------

Investments and notes receivable, net                                             -
Investment in direct financing leases                                             -

---------------------------------------------------------------------------------------
Net property and equipment                                                        -
---------------------------------------------------------------------------------------
Other assets                                                                      -
---------------------------------------------------------------------------------------
TOTAL ASSETS                                                            $         -
---------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                  $       (12)
      Liabilities held for sale                                                   -
      Other current liabilities                                                   -
---------------------------------------------------------------------------------------
           TOTAL CURRENT LIABILITIES                                            (12)
---------------------------------------------------------------------------------------

Long-term debt                                                                    -
Long-term obligations under capital leases                                        -
Other liabilities                                                                 -

Liabilities subject to compromise                                             1,261

Net intercompany due to (from)                                               (1,249)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:
           Additional minimum pension liability
           Cumulative foreign currency translation adjustment
---------------------------------------------------------------------------------------
           TOTAL SHAREHOLDERS' EQUITY                                   $         -
---------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $         -
---------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                  $         -
Accounts payable                                                                555
Damage estimates for closed and rejected leases
Other liabilities                                                                 -
Pension obligation                                                                -
Taxes payable                                                                   706
                                                                        -----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $     1,261

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  2/01/04 - 2/29/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                            AS OF
                   FLEMING COMPANIES, INC.                            FEBRUARY 29, 2004
---------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
       Cash and cash equivalents [3]                                    $    310,097
       Receivables, net                                                      201,165
       Inventories                                                             7,164
       Assets held for sale                                                    4,113
       Other current assets                                                    2,085
---------------------------------------------------------------------------------------
            TOTAL CURRENT ASSETS                                             524,624
---------------------------------------------------------------------------------------

Investments and notes receivable, net                                            523
Investment in direct financing leases                                              -

---------------------------------------------------------------------------------------
Net property and equipment                                                     2,891
---------------------------------------------------------------------------------------
Other assets                                                                   6,386
---------------------------------------------------------------------------------------
TOTAL ASSETS                                                            $    534,424
---------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
       Accounts payable                                                 $     91,944
       Liabilities held for sale                                                   -
       Other current liabilities                                              38,482
---------------------------------------------------------------------------------------
            TOTAL CURRENT LIABILITIES                                        130,426
---------------------------------------------------------------------------------------

Long-term debt                                                                     -
Long-term obligations under capital leases                                         -
Other liabilities                                                                866

Liabilities subject to compromise                                          2,192,955

Net intercompany due to (from)                                              (237,979)

SHAREHOLDERS' EQUITY:
       Common stock, $2.50 par value per share                               136,221
       Capital in excess of par value                                        710,623
       Reinvested earnings (deficit)                                      (2,384,804)
       Accumulated other comprehensive income:                                     -
            Additional minimum pension liability [2]                         (15,663)
            Cumulative foreign currency translation adjustment                 1,779
---------------------------------------------------------------------------------------
            TOTAL SHAREHOLDERS' EQUITY                                  $ (1,551,844)
---------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $    534,424
---------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                  $  1,590,423
Accounts payable                                                             295,030
Damage estimates for closed and rejected leases                              148,486
Other liabilities                                                             35,425
Pension obligation [2]                                                       109,084
Taxes payable                                                                 14,506
                                                                        ------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $  2,192,955

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] Effective January 1, 2004, the Fleming Consolidated Pension Plan was transferred to the Pension Benefit Guarantee Corporation (PBGC). This resulted in a reversal of the related additional minimum pension liability adjustment, which reduced the pension accrual in Liabilities Subject to Compromise and reduced the Additional Minimum Pension Liability in Accumulated Other Comprehensive Income in the equity section. The liability subject to compromise relating to this plan on the balance sheet is approximately $55 million whereas the current claims by the PBGC total in excess of $300 million. The Company and its actuaries are currently in negotiations with the PBGC regarding the settlement of these claims.

[3] Cash and cash equivalents includes restricted cash related to the collateralization of prepetition letters of credit totaling approximately $60 million.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  2/01/04 - 2/29/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                            AS OF
                FLEMING FOODS OF TEXAS, L.P.                          FEBRUARY 29, 2004
---------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                         $         -
      Receivables, net                                                       25,684
      Inventories                                                                 -
      Assets held for sale                                                        -
      Other current assets                                                      115
---------------------------------------------------------------------------------------
           TOTAL CURRENT ASSETS                                              25,799
---------------------------------------------------------------------------------------

Investments and notes receivable, net                                             -
Investment in direct financing leases                                             -

---------------------------------------------------------------------------------------
Net property and equipment                                                        -
---------------------------------------------------------------------------------------
Other assets                                                                      4
---------------------------------------------------------------------------------------
TOTAL ASSETS                                                            $    25,803
---------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                  $       177
      Liabilities held for sale                                                   -
      Other current liabilities                                                  (0)
---------------------------------------------------------------------------------------
           TOTAL CURRENT LIABILITIES                                            177
---------------------------------------------------------------------------------------

Long-term debt                                                                    -
Long-term obligations under capital leases                                        -
Other liabilities                                                                 -

Liabilities subject to compromise                                            14,443

Net intercompany due to (from)                                               11,183

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:
           Additional minimum pension liability
           Cumulative foreign currency translation adjustment
---------------------------------------------------------------------------------------
           TOTAL SHAREHOLDERS' EQUITY                                   $         -
---------------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $    25,803
---------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                  $         -
Accounts payable                                                             12,442
Damage estimates for closed and rejected leases
Other liabilities                                                               305
Pension obligation                                                                -
Taxes payable                                                                 1,696
                                                                        -----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $    14,443

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  2/01/04 - 2/29/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                            AS OF
               FLEMING INTERNATIONAL, LTD                             FEBRUARY 29, 2004
---------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                         $         -
      Receivables, net                                                          190
      Inventories                                                                 -
      Assets held for sale                                                        -
      Other current assets                                                        -
---------------------------------------------------------------------------------------
           TOTAL CURRENT ASSETS                                                 190
---------------------------------------------------------------------------------------

Investments and notes receivable, net                                             -
Investment in direct financing leases                                             -

---------------------------------------------------------------------------------------
Net property and equipment                                                        -
---------------------------------------------------------------------------------------
Other assets                                                                      -
---------------------------------------------------------------------------------------

TOTAL ASSETS                                                            $       190
---------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                  $         -
      Liabilities held for sale                                                   -
      Other current liabilities                                                   -
---------------------------------------------------------------------------------------
           TOTAL CURRENT LIABILITIES                                              -
---------------------------------------------------------------------------------------

Long-term debt                                                                    -
Long-term obligations under capital leases                                        -
Other liabilities                                                                 -

Liabilities subject to compromise                                                 -

Net intercompany due to (from)                                                  190

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:
           Additional minimum pension liability
           Cumulative foreign currency translation adjustment

---------------------------------------------------------------------------------------
           TOTAL SHAREHOLDERS' EQUITY                                   $         -
---------------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $       190
---------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                  $         -
Accounts payable                                                                  -
Damage estimates for closed and rejected leases
Other liabilities                                                                 -
Pension obligation                                                                -
Taxes payable                                                                     -
                                                                        -----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $         -

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  2/01/04 - 2/29/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                           AS OF
            FLEMING TRANSPORTATION SERVICES, INC.                     FEBRUARY, 2004
------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                         $         -
      Receivables, net                                                            -
      Inventories                                                                 -
      Assets held for sale                                                        -
      Other current assets                                                        -
------------------------------------------------------------------------------------
           TOTAL CURRENT ASSETS                                                   -
------------------------------------------------------------------------------------

Investments and notes receivable, net                                             -
Investment in direct financing leases                                             -

------------------------------------------------------------------------------------
Net property and equipment                                                        -
------------------------------------------------------------------------------------
Other assets                                                                      -
------------------------------------------------------------------------------------

TOTAL ASSETS                                                            $         -
------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                  $         6
      Liabilities held for sale                                                   -
      Other current liabilities                                                   -
------------------------------------------------------------------------------------
           TOTAL CURRENT LIABILITIES                                              6
------------------------------------------------------------------------------------

Long-term debt                                                                    -
Long-term obligations under capital leases                                        -
Other liabilities                                                                 -

Liabilities subject to compromise                                               252

Net intercompany due to (from)                                                 (259)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per
      share Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:
           Additional minimum pension liability
           Cumulative foreign currency translation adjustment
------------------------------------------------------------------------------------
           TOTAL SHAREHOLDERS' EQUITY                                   $         -
------------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $         -
------------------------------------------------------------------------------------


LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                  $         -
Accounts payable                                                                252
Damage estimates for closed and rejected leases
Other liabilities                                                                 -
Pension obligation                                                                -
Taxes payable                                                                     -
                                                                        -----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $       252

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  2/01/04 - 2/29/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                           AS OF
                 HEAD DISTRIBUTING COMPANY                            FEBRUARY 29, 2004
---------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                         $       409
      Receivables, net                                                        8,587
      Inventories                                                             4,055
      Assets held for sale                                                      335
      Other current assets                                                      715
---------------------------------------------------------------------------------------

           TOTAL CURRENT ASSETS                                              14,102
---------------------------------------------------------------------------------------

Investments and notes receivable, net                                             -
Investment in direct financing leases                                             -

---------------------------------------------------------------------------------------
Net property and equipment                                                    1,549
---------------------------------------------------------------------------------------
Other assets                                                                    449
---------------------------------------------------------------------------------------

TOTAL ASSETS                                                            $    16,099
---------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                  $     4,350
      Liabilities held for sale                                                   -
      Other current liabilities                                                   -
---------------------------------------------------------------------------------------
           TOTAL CURRENT LIABILITIES                                          4,350
---------------------------------------------------------------------------------------

Long-term debt                                                                    -
Long-term obligations under capital leases                                        -
Other liabilities                                                                 -

Liabilities subject to compromise                                             6,018

Net intercompany due to (from)                                                5,731

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:
           Additional minimum pension liability
           Cumulative foreign currency translation adjustment
---------------------------------------------------------------------------------------
           TOTAL SHAREHOLDERS' EQUITY                                   $         -
---------------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $    16,099
---------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                  $         -
Accounts payable                                                              6,018
Damage estimates for closed and rejected leases
Other liabilities                                                                 -
Pension obligation                                                                -
Taxes payable                                                                     -
                                                                        ------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $      6,018

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  2/01/04 - 2/29/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                            AS OF
                     MINTER-WEISMAN CO.                               FEBRUARY 29, 2004
---------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                         $       583
      Receivables, net                                                       11,796
      Inventories                                                            10,622
      Assets held for sale                                                        -
      Other current assets                                                    1,147
---------------------------------------------------------------------------------------
           TOTAL CURRENT ASSETS                                              24,147
---------------------------------------------------------------------------------------

Investments and notes receivable, net                                             -
Investment in direct financing leases                                             -

---------------------------------------------------------------------------------------
Net property and equipment                                                    2,247
---------------------------------------------------------------------------------------
Other assets                                                                     30
---------------------------------------------------------------------------------------

TOTAL ASSETS                                                            $    26,425
---------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                  $     3,571
      Liabilities held for sale                                                   -
      Other current liabilities                                                   -
---------------------------------------------------------------------------------------
           TOTAL CURRENT LIABILITIES                                          3,571
---------------------------------------------------------------------------------------

Long-term debt                                                                    -
Long-term obligations under capital leases                                        -
Other liabilities                                                                 -

Liabilities subject to compromise                                             5,467

Net intercompany due to (from)                                               17,387

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:
           Additional minimum pension liability
           Cumulative foreign currency translation adjustment
---------------------------------------------------------------------------------------
           TOTAL SHAREHOLDERS' EQUITY                                   $         -
---------------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $    26,425
---------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                  $         -
Accounts payable                                                              5,467
Damage estimates for closed and rejected leases
Other liabilities                                                                 -
Pension obligation                                                                -
Taxes payable                                                                     -
                                                                        -----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $     5,467

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  2/01/04 - 2/29/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                            AS OF
                   PIGGLY WIGGLY COMPANY                              FEBRUARY 29, 2004
---------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                         $         -
      Receivables, net                                                          460
      Inventories                                                                 -
      Assets held for sale                                                        -
      Other current assets                                                        -
---------------------------------------------------------------------------------------
           TOTAL CURRENT ASSETS                                                 460
---------------------------------------------------------------------------------------

Investments and notes receivable, net                                             -
Investment in direct financing leases                                             -

---------------------------------------------------------------------------------------
Net property and equipment                                                        -
---------------------------------------------------------------------------------------
Other assets                                                                      -
---------------------------------------------------------------------------------------
TOTAL ASSETS                                                            $       460
---------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                  $       149
      Liabilities held for sale                                                   -
      Other current liabilities                                                   -
---------------------------------------------------------------------------------------
           TOTAL CURRENT LIABILITIES                                            149
---------------------------------------------------------------------------------------

Long-term debt                                                                    -
Long-term obligations under capital leases                                        -
Other liabilities                                                                 -

Liabilities subject to compromise                                               321

Net intercompany due to (from)                                                   (9)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:
           Additional minimum pension liability
           Cumulative foreign currency translation adjustment
---------------------------------------------------------------------------------------
           TOTAL SHAREHOLDERS' EQUITY                                   $         -
---------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $       460
---------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                  $         -
Accounts payable                                                                319
Damage estimates for closed and rejected leases
Other liabilities                                                                 -
Pension obligation                                                                -
Taxes payable                                                                     1
                                                                        -----------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $       321

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 2/01/04 - 2/29/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                  AS OF
PROGRESSIVE REALTY, INC.                                                    FEBRUARY 29, 2004
---------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                                 $      -
      Receivables, net                                                                 -
      Inventories                                                                      -
      Assets held for sale                                                             -
      Other current assets                                                             -
----------------------------------------------------------------------------------------
           TOTAL CURRENT ASSETS                                                        -
----------------------------------------------------------------------------------------

Investments and notes receivable, net                                                  -
Investment in direct financing leases                                                  -

----------------------------------------------------------------------------------------
Net property and equipment                                                             -
----------------------------------------------------------------------------------------
Other assets                                                                           -
----------------------------------------------------------------------------------------

TOTAL ASSETS                                                                    $      -
----------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                          $      -
      Liabilities held for sale                                                        -
      Other current liabilities                                                      301
----------------------------------------------------------------------------------------
           TOTAL CURRENT LIABILITIES                                                 301
----------------------------------------------------------------------------------------

Long-term debt                                                                         -
Long-term obligations under capital leases                                             -
Other liabilities                                                                      -

Liabilities subject to compromise                                                      9

Net intercompany due to (from)                                                      (311)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:
           Additional minimum pension liability
           Cumulative foreign currency translation adjustment
----------------------------------------------------------------------------------------
           TOTAL SHAREHOLDERS' EQUITY                                           $      -
----------------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                      $      -
----------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                          $      -
Accounts payable                                                                       9
Damage estimates for closed and rejected leases
Other liabilities                                                                      -
Pension obligation                                                                     -
Taxes payable                                                                          -
                                                                                --------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                         $      9

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 201/04 - 2/29/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                AS OF
RAINBOW FOOD GROUP, INC.                                                    FEBRUARY 29, 2004
---------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                                 $      -
      Receivables, net                                                             5,101
      Inventories                                                                      -
      Assets held for sale                                                             -
      Other current assets                                                            23
----------------------------------------------------------------------------------------
           TOTAL CURRENT ASSETS                                                    5,125
----------------------------------------------------------------------------------------

Investments and notes receivable, net                                                  -
Investment in direct financing leases                                                  -
----------------------------------------------------------------------------------------
Net property and equipment                                                             -
----------------------------------------------------------------------------------------
Other assets                                                                          79
----------------------------------------------------------------------------------------
TOTAL ASSETS                                                                    $  5,203
----------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                          $    598
      Liabilities held for sale                                                        -
      Other current liabilities                                                        -
----------------------------------------------------------------------------------------
           TOTAL CURRENT LIABILITIES                                                 598
----------------------------------------------------------------------------------------

Long-term debt                                                                         -
Long-term obligations under capital leases                                             -
Other liabilities                                                                      -

Liabilities subject to compromise                                                 19,833

Net intercompany due to (from)                                                   (15,228)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:
           Additional minimum pension liability
           Cumulative foreign currency translation adjustment
----------------------------------------------------------------------------------------
           TOTAL SHAREHOLDERS' EQUITY                                           $      -
----------------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                      $  5,203
----------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                          $      -
Accounts payable                                                                  19,833
Damage estimates for closed and rejected leases
Other liabilities                                                                      -
Pension obligation                                                                     -
Taxes payable                                                                          -
                                                                                --------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                         $ 19,833

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 201/04 - 2/29/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                 AS OF
RETAIL INVESTMENTS, INC.                                                    FEBRUARY 29, 2004
---------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                                 $      -
      Receivables, net                                                                 -
      Inventories                                                                      -
      Assets held for sale                                                             -
      Other current assets                                                            (3)
----------------------------------------------------------------------------------------
           TOTAL CURRENT ASSETS                                                       (3)
----------------------------------------------------------------------------------------

Investments and notes receivable, net                                                  -
Investment in direct financing leases                                                  -
----------------------------------------------------------------------------------------
Net property and equipment                                                             -
----------------------------------------------------------------------------------------
Other assets                                                                           -
----------------------------------------------------------------------------------------
TOTAL ASSETS                                                                    $     (3)
----------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                          $      -
      Liabilities held for sale                                                        -
      Other current liabilities                                                        -
----------------------------------------------------------------------------------------
           TOTAL CURRENT LIABILITIES                                                   -
----------------------------------------------------------------------------------------

Long-term debt                                                                         -
Long-term obligations under capital leases                                             -
Other liabilities                                                                      -

Liabilities subject to compromise                                                      -

Net intercompany due to (from)                                                        (3)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:
           Additional minimum pension liability
           Cumulative foreign currency translation adjustment
----------------------------------------------------------------------------------------
           TOTAL SHAREHOLDERS' EQUITY                                           $      -
----------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                      $     (3)
----------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                          $      -
Accounts payable                                                                       -
Damage estimates for closed and rejected leases
Other liabilities                                                                      -
Pension obligation                                                                     -
Taxes payable                                                                          -
                                                                                --------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                         $      -

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 2/01/04 - 2/29/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                 AS OF
RFS MARKETING SERVICES, INC.                                                FEBRUARY 29, 2004
---------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                                 $      -
      Receivables, net                                                                 -
      Inventories                                                                      -
      Assets held for sale                                                             -
      Other current assets                                                             -
----------------------------------------------------------------------------------------
           TOTAL CURRENT ASSETS                                                        -
----------------------------------------------------------------------------------------

Investments and notes receivable, net                                                  -
Investment in direct financing leases                                                  -
----------------------------------------------------------------------------------------
Net property and equipment                                                             -
----------------------------------------------------------------------------------------
Other assets                                                                           -
----------------------------------------------------------------------------------------
TOTAL ASSETS                                                                    $      -
----------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                          $     (8)
      Liabilities held for sale                                                        -
      Other current liabilities                                                        -
----------------------------------------------------------------------------------------
           TOTAL CURRENT LIABILITIES                                                  (8)
----------------------------------------------------------------------------------------

Long-term debt                                                                         -
Long-term obligations under capital leases                                             -
Other liabilities                                                                      -

Liabilities subject to compromise                                                      -

Net intercompany due to (from)                                                         8

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share
      Capital in excess of par value
      Reinvested earnings (deficit)
      Accumulated other comprehensive income:
           Additional minimum pension liability
           Cumulative foreign currency translation adjustment
----------------------------------------------------------------------------------------
           TOTAL SHAREHOLDERS' EQUITY                                           $      -
----------------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                      $      -
----------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                          $      -
Accounts payable                                                                       -
Damage estimates for closed and rejected leases
Other liabilities                                                                      -
Pension obligation                                                                     -
Taxes payable                                                                          -
                                                                                --------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                         $      -

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 2/01/04 - 2/29/04
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                                   AS OF
RICHMAR FOODS, INC.                                                          FEBRUARY 29, 2004
----------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                                 $               -
   Receivables, net                                                                      7,611
   Inventories                                                                               -
   Assets held for sale                                                                      -
   Other current assets                                                                    753
----------------------------------------------------------------------------------------------
       TOTAL CURRENT ASSETS                                                              8,363
----------------------------------------------------------------------------------------------

Investments and notes receivable, net                                                        -
Investment in direct financing leases                                                        -
----------------------------------------------------------------------------------------------
Net property and equipment                                                                   -
----------------------------------------------------------------------------------------------
Other assets                                                                                 -
----------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                 $           8,363
----------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                                          $             723
   Liabilities held for sale                                                                 -
   Other current liabilities                                                               134
----------------------------------------------------------------------------------------------
       TOTAL CURRENT LIABILITIES                                                           857
----------------------------------------------------------------------------------------------

Long-term debt                                                                               -
Long-term obligations under capital leases                                                   -
Other liabilities                                                                            -

Liabilities subject to compromise                                                       11,087

Net intercompany due to (from)                                                          (3,581)

SHAREHOLDERS' EQUITY:
   Common stock, $2.50 par value per share
   Capital in excess of par value
   Reinvested earnings (deficit)
   Accumulated other comprehensive income:
       Additional minimum pension liability
       Cumulative foreign currency translation adjustment
----------------------------------------------------------------------------------------------
       TOTAL SHAREHOLDERS' EQUITY                                            $               -
----------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                   $           8,363
----------------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                       $               -
Accounts payable                                                                         7,089
Damage estimates for closed and rejected leases
Other liabilities                                                                        2,115
Pension obligation                                                                           -
Taxes payable                                                                            1,883
                                                                             -----------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                      $          11,087

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

                                                                    FORM MOR - 3

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 2/01/04 - 2/29/04
(DOLLARS IN 000'S)

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

                                         BEGINNING      AMOUNT                    ENDING
                                            TAX       WITHHELD OR     AMOUNT        TAX
FLEMING [9]                              LIABILITY      ACCRUED      PAID [9]    LIABILITY
------------------------------------------------------------------------------------------
FEDERAL
Payroll Taxes [1]                        $       -    $         -    $      -    $       -
Income [10]                              $     201                                     201
   TOTAL FEDERAL TAXES                   $     201    $         -    $      -    $     201

STATE AND LOCAL
Payroll Taxes [1]                        $       -    $         -    $      -    $       -
Sales [2]                                $     971              -        (971)           -
Excise [2]                               $       -              -         130          130
Real & Personal Property [3]             $   2,441              -                    2,441
Cigarette & Tobacco [4]                  $       -              -           -            -
Franchise [2]                            $     411              -                      411
   Total State and Local                 $   3,823    $         -    $   (841)   $   2,982
                                         ---------    -----------    --------    ---------
TOTAL TAXES                              $   4,024    $         -    $   (841)   $   3,183
                                         ---------    -----------    --------    ---------

                                         BEGINNING      AMOUNT                    ENDING
                                            TAX       WITHHELD OR     AMOUNT        TAX
CORE-MARK [9]                            LIABILITY      ACCRUED        PAID      LIABILITY
------------------------------------------------------------------------------------------
FEDERAL
Payroll Taxes [1]                        $   1,309    $     2,403    $ (3,500)   $     212
Income [10]                              $     237              -           -          237
   TOTAL FEDERAL TAXES                   $   1,546    $     2,403    $ (3,500)   $     449

STATE AND LOCAL
Payroll Taxes [1]                        $     186    $       316    $   (495)   $       7
Sales                                    $      11             25         (25)          11
Excise                                   $     299            157        (103)         353
Real & Personal Property [3]             $     757            100        (197)         660
Cigarette & Tobacco                      $  30,450         80,365     (72,996)      37,819
Other: GST [5]                           $   3,732          1,950      (1,731)       3,951
Other: Spokane & Portland B&O Tax [6]    $      52             33         (38)          47
   Total State and Local                 $  35,487    $    82,946    $(75,585)   $  42,848
                                         ---------    -----------    --------    ---------
TOTAL TAXES                              $  37,033    $    85,349    $(79,085)   $  43,297
                                         ---------    -----------    --------    ---------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

FLEMING ACCOUNTS PAYABLE AGING (IN THOUSANDS)          AMOUNT
---------------------------------------------------------------
Current                                              $        -
0 - 30 days [7]                                          93,577
31 - 60 days                                                  -
61 - 90 days                                                  -
91+ days                                                      -
                                                     ----------
Total Accounts Payable [8]                           $   93,577
                                                     ----------

CORE-MARK ACCOUNTS PAYABLE AGING (IN THOUSANDS)        AMOUNT
---------------------------------------------------------------
Current                                              $        -
0 - 30 days [7]                                         118,587
31 - 60 days                                                  -
61 - 90 days                                                  -
91+ days                                                      -
                                                     ----------
Total Accounts Payable [8]                           $  118,587
                                                     ----------

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

Fleming Companies, Inc. and its related subsidiaries do not have material past due postpetition debts. However, those debts that are past due will be paid through the ordinary course of business. Further, Fleming Companies, Inc. anticipates it will incur certain contract cure costs related to those contracts assigned to C&S Wholesale Grocers, Inc. as a result of the sale of Fleming Companies, Inc.'s wholesale grocery operations.

NOTES

[1] Payroll taxes include all employer and employee payroll related items withheld and accrued.

[2] Sales, Excise and Franchise postpetition taxes are calculated by adding to the previous months balance the net accrual increase/decrease in the current month.

[3] Fleming's postpetition real and personal property taxes include 275/365 of 2003 (April 2003 through December 2003) taxes and 2004 taxes. Additionally, Core-Mark's real and personal property taxes excludes Plymouth as it is included in Fleming. All other Eastern divisions are included in Core-Mark.

[4] There is no longer an accrual or expense related to cigarette and tobacco taxes as all the applicable Fleming entities have been closed or sold.

[5]  GST refers to Canadian Goods and Service Taxes.

[6] B&O tax refers to Business and Occupational taxes for Spokane and Portland only.

[7] Fleming and Core-Mark were unable to provide an Accounts Payable Aging. Therefore, Accounts Payable is shown as 30 days old. Core-Mark's aging includes Head and Minter-Weisman and Fleming's includes the four convenience divisions that are part of Fleming Companies, Inc.

[8] Accounts Payable per the Balance Sheet includes trade accounts payable and other accrued expenses. See footnote [2] on Form MOR-5.

[9] Amount Paid represents amounts paid, amounts received and other adjustments during the period.

[10] The Federal Income Tax category includes balances and activity for both
     Federal and State.

                                                                    FORM MOR - 4

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 2/01/04 - 2/29/04
(DOLLARS IN 000'S)

                           ACCOUNTS RECEIVABLE AGINGS

FLEMING ACCOUNTS RECEIVABLE AGING [1] [2]              AMOUNT
---------------------------------------------------------------
Not Due                                              $    2,865
Current                                                   6,108
1 - 7 days old                                              807
8 - 14 days old                                             807
15 - 21 days old                                            807
+ Over 21 days                                          310,759
Credits Over 21 days [7]                                      -
                                                     ----------
Total Accounts Receivable                            $  322,153
                                                     ----------
Amount considered uncollectible (Bad Debt) [3]          (79,001)
                                                     ----------
Accounts Receivable (Net)                            $  243,152
                                                     ----------

CORE-MARK ACCOUNTS RECEIVABLE AGING [1] [4]            AMOUNT
---------------------------------------------------------------
Current                                              $  170,267
1 - 30 days old                                          14,038
31 - 45 days old                                            574
40 - 60 days old                                            463
61 - 90 days old                                            422
91 - 120 days old                                           175
+ Over 120 days                                           4,341
                                                     ----------
Total Accounts Receivable                            $  190,280
                                                     ----------
Amount considered uncollectible (Bad Debt) [3]           (4,186)
                                                     ----------
Accounts Receivable (Net)                            $  186,094
                                                     ----------

          DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                      YES     NO
---------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.[5]      X

2.   Have any funds been disbursed from any account other than a debtor in
     possession account this reporting period? If yes, provide an explanation             X
     below.

3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                            X

4.   Are workers compensation, general liability and other necessary insurance
     coverages in effect?  If no, provide an explanation below.                   X

NOTES

[1] Of the Core-Mark's 7 Eastern divisions ("Fleming 7"), Core-Mark's accounts receivable aging includes Head and Minter-Weisman and Fleming's accounts receivable aging includes the four convenience divisions that are part of Fleming Companies, Inc. Four of the seven divisions were closed in 2003. In cases where detail accounts receivable amounts are not available, the amount is allocated to the aging brackets based on each brackets percentage of the total aged accounts receivable amount.

[2] In addition to the aging of customer accounts receivable, a large portion of the Fleming receivable balance is from reclassifying vendor deductions from accounts payable, which has been listed as over 21 days. No amount has currently been reserved for these receivables from vendors. Also included in accounts receivable are royalties related to the sale of the wholesale business, which have been listed as "not due".

[3] Amount considered uncollectible (Bad Debt) is per the general ledger for all entities as of February 29, 2004.

[4] Core-Mark's Accounts Receivable data is for Core-Mark's month ended February 29, 2004. Further, Core-Mark's Accounts Receivable Aging total differed from the general ledger total due to timing differences and adjustments, including reclassifying vendor deductions from accounts payable. The receivable balance not supported by an aging was listed as current. No amount has currently been reserved for receivables from vendors.

[5] During the month of February, Fleming sold assets of Choteau Development Company, LLC (a non-debtor entity) totaling approximately $8.2 million.

[6] Due to changes in the operating system, the dollar amount of credits that are included in the total aged accounts receivable balance is not available.

                                                                    FORM MOR - 5

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 2/01/04 - 2/29/04

If additional information is required for the current or any future Monthly Operating Reports, please send the request to Rebecca A. Roof at Fleming Companies (1945 Lakepointe Dr.; Lewisville, TX 75057).

[ERNST & YOUNG LLP LOGO]     2121 San Jacinto Street, Suite 1500     Dallas Office
                             Dallas TX 75201                         Phone (214) 969-8000
                                                                     Facsimile (214) 969-9770

Fleming Companies, Inc. et al.
Case Nos. 03-01944-03-10973 (MFW Jointly Administered)
Reporting Period: February 1 to February 29, 2004

                                  TAX AFFIDAVIT

By order of this Court directed May 6, 2003, Emst & Young (E&Y) has been retained to provided certain tax services to the Debtors (the "Tax Services"), E&Y provided the Tax Services pursuant to the terms and conditions set forth in the engagement letter attached hereto as Ex. A which was allowed under the May 6, 2003 Bankrupty Court Order of E&Y retention. Pursuant to this retention order, E&Y assists the Debtor with the following tax services during the reporting period on behalf of Fleming Companies, Inc. and affilistes ("The Debtor"):

     - Prepare certain federal income, state income, state franchise, gross receipts and net worth tax returns and provide then to management of the Debtor for signature;

     - Prepare certain sales, excise, and use tax returns for U.S., state and local governments and provide then to management of the Debtor for filing;

     - Provide certain property tax returns prepared by third party consultants to management of the Debtor for filing;

     - Prepare certain property tax returns and provide them to management of the Debtor for filing; and

     - Update a tax filing calender for certain income, franchies, sales and use, cigarette, tobacco, and other miscellaneous taxes, and business license filing and provide it to Debtor's management for review and approval.

The Debtor's management is responsible for establishing and maintaining is tax system and procedures.

During the reporting period, all returns were timely filed with the appropriate jurisdictions.

To the best of my knowledge, E&Y has completed the above mentioned activities related to the tax returns covered by the engagement letter which were required to be prepared or filed by the Fleming Companies, Inc. and its affiliates during the reporting period referenced above.

                                                /s/ Lisa P. Shield
April 12, 2004                                  --------------------------------
Date                                            Lisa P. Shield, Partner